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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
             ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

                               ----------------

                            BANK OF AMERICA ILLINOIS
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

                   ILLINOIS                                     36-0947896
      (JURISDICTION OF INCORPORATION OR                      (I.R.S. EMPLOYER
  ORGANIZATION IF NOT A U.S. NATIONAL BANK)                 IDENTIFICATION NO.)


231 SOUTH LASALLE STREET, CHICAGO, ILLINOIS                       60697
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

                               ----------------

                          INTERNATIONAL LEASE FINANCE
                                  CORPORATION
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

               CALIFORNIA                                       22-3059110
      (STATE OR OTHER JURISDICTION                           (I.R.S. EMPLOYER
   OF INCORPORATION OR ORGANIZATION)                        IDENTIFICATION NO.)

          1999 AVENUE OF THE STARS                                90067
                 39TH FLOOR                                    (ZIP CODE)
          LOS ANGELES, CALIFORNIA
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                DEBT SECURITIES
                        (TITLE OF INDENTURE SECURITIES)


================================================================================

ITEM 1. GENERAL INFORMATION.

     FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

         Commissioner of Banks and Trust Companies, State of Illinois, Springfield, Illinois.

         Chicago Clearing House Association, 164 W. Jackson Boulevard, Chicago, Illinois.

         Federal Deposit Insurance Corporation, Washington, D.C.

         The Board of Governors of the Federal Reserve System, Washington, D.C.

     (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         The obligor is not an affiliate of the trustee.

ITEM 3. VOTING SECURITIES OF THE TRUSTEE.

     FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE:

                            AS OF SEPTEMBER 12, 1995

                                                  COL. B
                 COL. A                           AMOUNT
             TITLE OF CLASS                    OUTSTANDING
             --------------                    -----------

         Not applicable by virtue of response to Item 13.

ITEM 4. TRUSTEESHIPS UNDER OTHER INDENTURES.

     IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING INFORMATION:

     (a) TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER INDENTURE.

         Not applicable by virtue of response to Item 13.

     (b) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF SECTION 310(b)(1) OF THE ACT ARISES AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.

         Not applicable by virtue of response to Item 13.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

     IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICERS OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE, OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

         Not applicable by virtue of response to Item 13.

ITEM 6. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

     FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR.

                            AS OF SEPTEMBER 12, 1995

        COL. A             COL. B                    COL. C                     COL. D
                                                                              PERCENTAGE
                                                                              OF VOTING
                                                                              SECURITIES
                                                                             REPRESENTED
                                                                              BY AMOUNT
        NAME OF           TITLE OF                AMOUNT OWNED                  GIVEN
         OWNER              CLASS                 BENEFICIALLY                IN COL. C
        -------           --------                ------------               -----------


         Not applicable by virtue of response to Item 13.

ITEM 7. VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
        OFFICIALS.

     FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER, AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER.

                            AS OF SEPTEMBER 12, 1995

        COL. A             COL. B                    COL. C                     COL. D
                                                                              PERCENTAGE
                                                                              OF VOTING
                                                                              SECURITIES
                                                                             REPRESENTED
                                                                              BY AMOUNT
        NAME OF           TITLE OF                AMOUNT OWNED                  GIVEN
         OWNER              CLASS                 BENEFICIALLY                IN COL. C
        -------           --------                ------------               -----------


         Not applicable by virtue of response to Item 13.

ITEM 8. SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

     FURNISH THE FOLLOWING INFORMATION AS TO SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE
TRUSTEE:

                            AS OF SEPTEMBER 12, 1995

        COL. A       COL. B                     COL. C                       COL. D
                   WHETHER THE
                   SECURITIES
                   ARE VOTING        AMOUNT OWNED BENEFICIALLY OR        PERCENT OF CLASS
       TITLE OF    OR NONVOTING      HELD AS COLLATERAL SECURITY      REPRESENTED BY AMOUNT
         CLASS     SECURITIES         FOR OBLIGATIONS IN DEFAULT         GIVEN IN COL. C
       --------    ----------        ----------------------------     ---------------------

         Not applicable by virtue of response to Item 13.

ITEM 9. SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

     IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

                            AS OF SEPTEMBER 12, 1995

          COL. A          COL. B              COL. C                COL. D
                                           AMOUNT OWNED
                                       BENEFICIALLY OR HELD    PERCENT OF CLASS
      NAME OF ISSUER                  AS COLLATERAL SECURITY    REPRESENTED BY
       AND TITLE OF       AMOUNT        FOR OBLIGATIONS IN     AMOUNT GIVEN IN
          CLASS         OUTSTANDING     DEFAULT BY TRUSTEE          COL. C
      --------------    -----------   ----------------------   ----------------


         Not applicable by virtue of response to Item 13.

ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

     IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON.

                            AS OF SEPTEMBER 12, 1995

          COL. A          COL. B              COL. C                COL. D
                                           AMOUNT OWNED
                                       BENEFICIALLY OR HELD    PERCENT OF CLASS
      NAME OF ISSUER                  AS COLLATERAL SECURITY    REPRESENTED BY
       AND TITLE OF       AMOUNT        FOR OBLIGATIONS IN     AMOUNT GIVEN IN
          CLASS         OUTSTANDING     DEFAULT BY TRUSTEE          COL. C
      --------------    -----------   ----------------------   ----------------


         Not applicable by virtue of response to Item 13.

ITEM 11. OWNERSHIP OF HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

     IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

                            AS OF SEPTEMBER 12, 1995

          COL. A          COL. B              COL. C                COL. D
                                           AMOUNT OWNED
                                       BENEFICIALLY OR HELD    PERCENT OF CLASS
      NAME OF ISSUER                  AS COLLATERAL SECURITY    REPRESENTED BY
       AND TITLE OF       AMOUNT        FOR OBLIGATIONS IN     AMOUNT GIVEN IN
          CLASS         OUTSTANDING     DEFAULT BY TRUSTEE          COL. C
      --------------    -----------   ----------------------   ----------------


         Not applicable by virtue of response to Item 13.

ITEM 12. INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

      EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:

                            AS OF SEPTEMBER 12, 1995

        COL. A                             COL. B                                  COL. C
NATURE OF INDEBTEDNESS               AMOUNT OUTSTANDING                           DATE DUE
----------------------               ------------------                           --------

         Not applicable by virtue of response to Item 13.

ITEM 13. DEFAULTS BY THE OBLIGOR.

      (a) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

         There is not nor has there been a default with respect to the securities under this indenture.

     (b) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

         There is not nor has there been a default with respect to the securities under this indenture. The trustee is not a trustee under other indentures under which securities issued by the obligor are outstanding.

ITEM 14. AFFILIATIONS WITH THE UNDERWRITERS.

      IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEES, DESCRIBE EACH SUCH AFFILIATION.

         Not applicable by virtue of response to Item 13.

ITEM 15. FOREIGN TRUSTEE.

      IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

         Not applicable.

ITEM 16. LIST OF EXHIBITS.

      LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY.

         1. A copy of the certification by the Illinois Commissioner of Banks and Trust Companies of Bank of America Illinois' Charter and Certificate of Conversion, incorporated herein by reference to Exhibit 1 to T-1; Registration No. 33-81660.

         2. A copy of the certification by the Illinois Commissioner of Banks and Trust Companies of Bank of America Illinois' Charter and Certificate of Conversion, incorporated herein by reference to Exhibit 1 to T-1; Registration No. 33-81660, includes the authority of the trustee to commence business.

         3. A copy of the certificate of authority for Bank of America Illinois to engage in trust activities issued by the Illinois Commissioner of Banks and Trust Companies, incorporated herein by reference to Exhibit 3 to T-1; Registration No. 33-81660.

         4. A copy of the existing By-laws of Bank of America Illinois, as now in effect, incorporated herein by reference to Exhibit 4 to T-1; Registration No. 33-55043.

         5. Not applicable.

         6. The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 to T-1; Registration No. 33-81660.

         7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority, filed herewith.

         8. Not applicable.

         9. Not applicable.

                                   SIGNATURE

  PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939, THE TRUSTEE, BANK OF AMERICA ILLINOIS, AN ILLINOIS BANKING CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF ILLINOIS, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ALL IN THE CITY OF CHICAGO, AND STATE OF ILLINOIS, AS OF THE 12TH DAY OF SEPTEMBER, 1995.

                                          BANK OF AMERICA ILLINOIS




                                          By       /s/ K. L. CLARK
                                             ----------------------------------
                                                       K. L. CLARK
                                                Assistant Vice President

                                                                       EXHIBIT 7

 Legal Title of Bank:  Bank of America Illinois Call Date: 6/30/95 ST-BK: 17-1560 FFIEC 031
 Address:              231 South LaSalle Street                                   Page RC-1
 City, State  Zip:     Chicago, IL  60697
 FDIC Certificate No.: 0 3 6 2 2

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 1995

  All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet

                                                                 C400
                                                             ------------
                           DOLLAR AMOUNTS IN THOUSANDS  RCFD BIL MIL THOU
                           ---------------------------  ---- ------------
ASSETS
 1. Cash and balances due from depository
    institutions (from Schedule RC-A):
    a. Noninterest-bearing balances and currency and
       coin(1)......................................... 0081   2,081,000    1.a.
    b. Interest-bearing balances(2).................... 0071     301,000    1.b.
 2. Securities:
    a. Held-to-maturity securities (from Schedule
       RC-B, column A)................................. 1754           0    2.a.
    b. Available-for-sale securities (from Schedule
       RC-B, column D)................................. 1773     505,000    2.b.
 3. Federal funds sold and securities purchased
    under agreements to resell in domestic offices
    of the bank and of its Edge and Agreement
    subsidiaries, and in IBFs:
    a. Federal funds sold.............................. 0276     397,000    3.a.
    b. Securities purchased under agreements to
       resell.......................................... 0277           0    3.b.
 4. Loans and lease financing receivables:
    a. Loans and leases,
       net of unearned
       income (from
       Schedule RC-C).......   RCFD 2122     11,789,000                     4.a.
    b. LESS: Allowance
       for loan and lease
       losses...............   RCFD 3123        277,000                     4.b.
    c. LESS: Allocated
       transfer risk
       reserve..............   RCFD 3128              0                     4.c.
    d. Loans and leases, net of unearned income,
       allowance, and reserve (item 4.a minus 4.b and
       4.c)............................................ 2125  11,512,000    4.d.
 5. Trading assets (from Schedule RC-D)................ 3545     698,000    5.
 6. Premises and fixed assets (including
    capitalized leases)................................ 2145     199,000    6.
 7. Other real estate owned (from Schedule RC-M)....... 2150      45,000    7.
 8. Investments in unconsolidated subsidiaries and
    associated companies (from Schedule RC-M).......... 2130           0    8.
 9. Customers' liability to this bank on
    acceptances outstanding............................ 2155      32,000    9.
10. Intangible assets (from Schedule RC-M)............. 2143     570,000   10.
11. Other assets (from Schedule RC-F).................. 2160     825,000   11.
12. Total assets (sum of items 1 through 11)........... 2170  17,165,000   12.

--------
(1) Includes cash items in process of collection and unposted debits.

(2) Includes time certificates of deposit not held for trading.

Legal Title of Bank:  Bank of America Illinois   Call Date: 6/30/95 ST-BK: 17-1560 FFIEC 031
Address:              231 South LaSalle Street                                     Page RC-2
City, State  Zip:     Chicago, IL  60697
FDIC Certificate No.: 0 3 6 2 2

SCHEDULE RC--CONTINUED

                                     DOLLAR AMOUNTS IN THOUSANDS          BIL MIL THOU
                                     ---------------------------          ------------
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C
       from Schedule RC-E, part I)............................... RCON 2200  6,780,000  13.a.
       (1) Noninterest-bearing(1).........  RCON 6631  2,760,000                        13.a.(1)
       (2) Interest-bearing...............  RCON 6636  4,020,000                        13.a.(2)
    b. In foreign offices, Edge and Agreement subsidiaries,
       and IBFs (from Schedule RC-E, part II).................... RCFN 2200  2,428,000  13.b.
       (1) Noninterest-bearing............  RCFN 6631      1,000                        13.b.(1)
       (2) Interest-bearing...............  RCFN 6636  2,427,000                        13.b.(2)
14. Federal funds purchased and securities sold under
    agreements to repurchase in domestic offices of the
    bank and of its Edge and Agreement subsidiaries, and in
    IBFs:
    a. Federal funds purchased................................... RCFD 0278    760,000  14.a.
    b. Securities sold under agreements to repurchase............ RCFD 0279      7,000  14.b.
15. a. Demand notes issued to the U.S. Treasury.................. RCON 2840  1,000,000  15.a.
    b. Trading liabilities (from Schedule RC-D).................. RCFD 3548    200,000  15.b.
16. Other borrowed money:
    a. With original maturity of one year or less................ RCFD 2332  2,639,000  16.a.
    b. With original maturity of more than one year.............. RCFD 2333     43,000  16.b.
17. Mortgage indebtedness and obligations under capitalized
    leases....................................................... RCFD 2910          0  17.
18. Bank's liability on acceptances executed and
    outstanding.................................................. RCFD 2920     32,000  18.
19. Subordinated notes and debentures............................ RCFD 3200    667,000  19.
20. Other liabilities (from Schedule RC-G)....................... RCFD 2930    399,000  20.
21. Total liabilities (sum of items 13 through 20)............... RCFD 2948  14,955,00  21.
22. Limited-life preferred stock and related surplus............. RCFD 3282          0  22.
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus................ RCFD 3838          0  23.
24. Common stock................................................. RCFD 3230    685,000  24.
25. Surplus (exclude all surplus related to preferred
    stock)....................................................... RCFD 3839  1,424,000  25.
26. a. Undivided profits and capital reserves.................... RCFD 3632    103,000  26.a.
    b. Net unrealized holding gains (losses) on available-
       for-sale securities....................................... RCFD 8434      4,000  26.b.
27. Cumulative foreign currency translation adjustments.......... RCFD 3284     (6,000) 27.
28. Total equity capital (sum of items 23 through 27)............ RCFD 3210  2,210,000  28.
29. Total liabilities, limited-life preferred stock, and
    equity capital (sum of items 21, 22, and 28)................. RCFD 3300 17,165,000  29.

MEMORANDUM
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.

                                                                NUMBER
                                                                ------
1. Indicate in the box at the right the number of the
   statement below that best describes the most
   comprehensive level of auditing work performed for
   the bank by independent external auditors as of any
   date during 1994..................................... RCFD 6724 N/A M.1.

1 = Independent audit of the bank         4 = Directors' examination of the
    conducted in accordance with              bank performed by other external
    generally accepted auditing               auditors (may be required by state
    standards by a certified public           chartering authority)
    accounting firm which submits a       5 = Review of the bank's financial
    report on the bank                        statements by external auditors
2 = Independent audit of the bank's       6 = Compilation of the bank's
    parent holding company conducted          financial statements by external
    in accordance with generally              auditors
    accepted auditing standards by a      7 = Other audit procedures
    certified public accounting firm          (excluding tax preparation work)
    which submits a report on the         8 = No external audit work
    consolidated holding company (but
    not on the bank separately)
3 = Directors' examination of the
    bank conducted in accordance with
    generally accepted auditing
    standards by a certified public
    accounting firm (may be required
    by state chartering authority)
--------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.